UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 5, 2005

                          HAMPTON'S LUXURY HOMES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



                  Delaware                 000-49993         11-3320705
       ------------------------------   -------------   -------------------
      (State or other jurisdiction of    (Commission       (IRS Employer
           incorporation)                File Number)    Identification No.)




              PO Box 871, 367 Butter Lane, Bridgehampton, NY 11932
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

         Registrant's telephone number, including area code 631-537-1600
                                                            ------------


                           Southampton Partners, Inc.
                   19 Mary's Lane, Southampton, New York 11968
                  --------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 13, 2005, the Company engaged Sherb & Co., LLP, 805 Third Avenue, New York, NY 10022 to audit its financial statements for the years ended December 31, 2001, 2002, 2003 and 2004. The Company has not had any audit services nor engaged any independent auditor during the period January 1, 2001 to December 31, 2004

Further, and in accordance with Item 304 of Regulation S-B, the Company states as follows:

1.       The decision to engage Sherb & Co., LLP was approved by the Company's
         Board.

2. During the two most recent fiscal years and through January 13, 2005, the Company did not consult Sherb regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided to Registrant that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HAMPON'S LUXURY HOMES, INC.





/s/ Roy Dalene
--------------------------------
Name:    Roy Dalene
Title:   Chief Executive Officer

Date: April 21, 2005